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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 16, 2004
                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              FLORIDA                            1-13165                       59-2417093
    (State or Other Jurisdiction        (Commission File Number)              (IRS Employer
         of Incorporation)                                                 Identification No.)

                 1655 ROBERTS BOULEVARD N.W., KENNESAW, GA 30144
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 419-3355

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On Tuesday, November 16, 2004, CryoLife's Board of Directors ratified certain amendments to CryoLife's Bylaws effective as of close of business November 2, 2004. The ratified amendments were previously reported, following their adoption and approval by the CryoLife's Nominating and Corporate Governance Committee, under Item 5.03 of CryoLife's Current Report on Form 8-K filed November 8, 2004, the contents of which are incorporated herein by reference.







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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CRYOLIFE, INC.



Date: November 19, 2004              By:  /s/ D.A. Lee
                                        ---------------------------------------
                                        D. Ashley Lee, Executive Vice President,
                                        Chief Operating Officer and
                                        Chief Financial Officer





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